UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 29, 2006

                       Alternative Loan Trust 2006-33CB
                       --------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-58

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


            Delaware                                  87-0698307
            --------                                  ----------
  (State or Other Jurisdiction                     (I.R.S. Employer
of Incorporation of the depositor)         Identification No. of the depositor)


4500 Park Granada
Calabasas, California                                               91302
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(Address of Principal                                            (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a- 12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      The tables attached hereto as Exhibit 99.1 describe characteristics of the mortgage loans in loan group 1 and loan group 2 following the transfer to the issuing entity of all Closing Date Mortgage Loans as of the cut-off date. All percentages set forth below have been calculated based on the aggregate Stated Principal Balance of the mortgage loans in the related loan group as of the cut-off date. The sum of the columns may not equal the respective totals due to rounding.

      Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the related prospectus supplement, as filed with the Securities and Exchange Commission on October 3, 2006 under Rule 424(b)(5).

Item 9.01.  Financial Statements and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

      Exhibit No. Description
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      99.1 Characteristics of the Group 1 Closing Date Mortgage Loans and Group 2 Closing Date Mortgage Loans.

                                  Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.




                                                By: /s/ Darren Bigby
                                                    ----------------------
                                                    Name: Darren Bigby
                                                    Title:  Vice President


Dated: October 6, 2006

                                 Exhibit Index
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Exhibit No.    Description


99.1 Characteristics of the Group 1 Closing Date Mortgage Loans and Group 2 Closing Date Mortgage Loans.